Prospectus supplement dated December 15, 2016
to the following prospectus(es):
BAE Future Corporate FPVUL prospectus dated May 1, 2016
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following investment options are only available to policies issued prior to December 31, 2016:
•	BlackRock Variable Series Funds, Inc. - BlackRock Large Cap Core V.I. Fund: Class II
•	Delaware VIP Trust - Delaware VIP Emerging Markets Series: Service Class
•	Goldman Sachs Variable Insurance Trust - Goldman Sachs Growth Opportunities Fund: Service Shares
•	Janus Aspen Series - Overseas Portfolio: Service Shares
•	Janus Aspen Series - Perkins Mid Cap Value Portfolio: Service Shares
•	Royce Capital Fund - Royce Micro-Cap Portfolio: Investment Class
COLI-4113